UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-02380

The Cash Management Trust of America
(Exact name of registrant as specified in charter)

333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2007

Kimberly S. Verdick
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and address of agent for service)

Copies to:
Michael Glazer
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street, 25th Floor
Los Angeles, California 90071
(Counsel for the registrant)

ITEM 1 – Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

The Cash Management Trust of America
The U.S. Treasury Money Fund of America
The Tax-Exempt Money Fund of America

Spotlight on:
Our credit review process

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Annual report for the year ended September 30, 2007

The Cash Management Trust of America® seeks to provide income on cash reserves, while preserving capital and maintaining liquidity, through investments in high-quality short-term money market instruments.

The U.S. Treasury Money Fund of AmericaSM seeks to provide income on cash reserves, while preserving capital and maintaining liquidity, through investments in U.S. Treasury securities maturing in one year or less.

The Tax-Exempt Money Fund of AmericaSM seeks to provide income free from federal taxes, while preserving capital and maintaining liquidity, through investments in high-quality municipal securities with effective maturities of one year or less.

These money market funds are three of the 30 American Funds. American Funds ranks among the nation’s three largest mutual fund families. For 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents

Letter to shareholders	1
Spotlight on: Our credit review process	4
The Cash Management Trust of America	7
The U.S. Treasury Money Fund of America	26
The Tax-Exempt Money Fund of America	37
Board of directors and other officers	51
What makes American Funds different?	back cover

Figures shown in this report are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Investment returns will vary. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com.

The total annual fund operating expense ratios for Class A shares as of the most recent fiscal year-end were 0.51% for The Cash Management Trust of America, 0.57% for The U.S. Treasury Money Fund of America and 0.51% for The Tax-Exempt Money Fund of America. These figures do not reflect any fee waivers currently in effect; therefore, the actual expense ratios are lower.

Results for Class B, C, F and 529 shares of The Cash Management Trust of America can be found on page 3.

Investments outside the United States involve additional risks.

Income from The Tax-Exempt Money Fund of America may be subject to state or local income taxes and/or federal alternative minimum taxes. Certain other income may be taxable.

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Fellow shareholders:

Short-term interest rates were relatively stable during the first half of the funds’ fiscal year. Toward the middle of the second half, however, short-term rates started to move down a bit when concerns about the strength of the housing market and economy led the Federal Reserve to reduce short-term rates 50 basis points — the first reduction since it started to raise the federal funds rate in June 2004. In this environment, The Cash Management Trust of America, The U.S. Treasury Money Fund of America and the Tax-Exempt Money Fund of America generated solid returns for the fiscal year ended September 30, 2007. All three maintained a constant net asset value of $1.00 per share.

The funds’ results

The Cash Management Trust of America produced an income return of 4.94%, with dividends reinvested, for the fiscal year ended September 30, 2007. The fund’s seven-day yield as of that date was 4.83%.

The U.S. Treasury Money Fund of America generated a 12-month income return of 4.43%, including reinvested dividends. Because all of the fund’s earnings are derived from investments in U.S. Treasury securities, the income paid by the fund is exempt from state and local taxes. The fund’s annualized seven-day yield for the week ended September 30, 2007, was 3.80%, reflecting the rush into Treasury bills as investors lost confidence in the wake of the subprime mortgage crisis.

The Tax-Exempt Money Fund of America provided a federally tax-free income return of 3.19%, with dividends reinvested, for the fiscal year ended September 30, 2007. The income return is equivalent to a taxable return of 4.91% for investors in the 35.0% tax bracket. A portion of this return may also be exempt from some state and local taxes. The fund’s annualized seven-day yield at the end of the period was 3.25%, and its taxable equivalent annualized seven-day yield was 5.00%.

The Fed and the economy

During the second half of the funds’ fiscal year, investor concern over the housing market, mortgages and risk premiums — on lower rated bonds in particular — continued to grow. This led to a flight to quality, as investors sought out the relative safety of U.S. Treasury bills, which in turn saw an increase in prices as yields declined in the last few months of the funds’ fiscal period.

[Begin Sidebar]
Your funds’ annualized seven-day SEC yields as of September 30, 2007

The Cash Management Trust of America
(reflecting a fee waiver, 4.81% without the waiver)	4.83%
The U.S. Treasury Money Fund of America
(reflecting a fee waiver, 3.77% without the waiver)	3.80%
The Tax-Exempt Money Fund of America
(reflecting a fee waiver, 3.21% without the waiver)	3.25%
The Tax-Exempt Money Fund of America (taxable equivalent yield)*
(reflecting a fee waiver, 4.94% without the waiver)	5.00%

*Represents the fund’s taxable equivalent yield calculated at the maximum effective 35.0% federal tax rate.
[End Sidebar]

To help cushion the economy from the effects of the housing slump and to foster better corporate lending conditions, the Federal Reserve lowered its key lending rates. In August it lowered the discount rate by half a point and in September it lowered the federal funds target rate and the discount rate by half a point each. The Fed’s rate cut was generally well received by the market; concerns about inflation, however, still linger.

In addition to inflation, investors remain anxious about the future strength of the economy and consumer spending in the face of the ongoing housing slump. That anxiety, in turn, has led to uncertainty about the future of short-term rates.

In a time of increased uncertainty and market volatility, money market funds can play an important role in providing some stability for your portfolio. Indeed, our intensive issuer research helped the funds maintain a level of stability as the credit markets went through a correction over the latter months of the funds’ fiscal year. To learn more about our credit review procedures please turn to page 4.

The funds’ objective

Our money market funds are managed to provide shareholders with a reasonable return while protecting the principal invested. As part of a broader portfolio that includes stock and bond funds, they offer relative stability while serving as a haven for cash that might be needed at a moment’s notice or applied to future investments. Whether used as a temporary holding place or simply as a way to earn income on the cash-reserve portion of a balanced portfolio, the stability and convenience of a money market fund can be instrumental in helping you achieve your long-term financial goals.

Cordially,

/s/ Paul G. Haaga, Jr.

Paul G. Haaga, Jr.
Vice Chairman of the Boards

/s/ Abner D. Goldstine

Abner D. Goldstine
President

November 8, 2007

For current information about the funds, visit americanfunds.com.

[Begin Sidebar]
Consumer Price Index and federal funds target rate vs. fund yields1

For the five years ended September 30, 2007 (plotted monthly)

[begin line chart]
		The Cash Management Trust of America	The U.S. Treasury Money Fund of America[3]	The Tax-Exempt Money Fund of America[2]	Federal funds rate (target rate)	Consumer Price Index (inflation)

2002	Sep-02	1.15	1.10	1.46	1.75	1.51
	Oct-02	1.21	1.08	1.52	1.75	2.03
	Nov-02	1.00	0.87	1.35	1.25	2.20
	Dec-02	0.78	0.71	1.04	1.25	2.38
2003	Jan-03	0.77	0.59	0.79	1.25	2.60
	Feb-03	0.89	0.58	0.80	1.25	2.98
	Mar-03	0.99	0.58	0.61	1.25	3.02
	Apr-03	0.85	0.57	0.88	1.25	2.22
	May-03	0.88	0.55	0.88	1.25	2.06
	Jun-03	0.68	0.46	0.91	1.00	2.11
	Jul-03	0.84	0.42	0.63	1.00	2.11
	Aug-03	1.05	0.38	0.51	1.00	2.16
	Sep-03	1.06	0.42	0.63	1.00	2.32
	Oct-03	0.89	0.37	0.60	1.00	2.04
	Nov-03	0.77	0.29	0.68	1.00	1.77
	Dec-03	0.73	0.25	0.72	1.00	1.88
2004	Jan-04	0.59	0.17	0.45	1.00	1.93
	Feb-04	0.63	0.30	0.84	1.00	1.69
	Mar-04	0.60	0.30	0.66	1.00	1.74
	Apr-04	0.67	0.39	0.74	1.00	2.29
	May-04	0.73	0.29	0.82	1.00	3.05
	Jun-04	0.67	0.39	0.87	1.00	3.27
	Jul-04	1.03	0.49	0.88	1.25	2.99
	Aug-04	1.42	0.76	0.99	1.50	2.65
	Sep-04	1.51	0.88	1.12	1.75	2.54
	Oct-04	1.47	1.04	1.54	1.75	3.19
	Nov-04	1.50	1.13	1.88	2.00	3.52
	Dec-04	1.69	1.43	1.99	2.25	3.26
2005	Jan-05	1.76	1.48	1.84	2.25	2.97
	Feb-05	1.89	1.64	2.26	2.50	3.01
	Mar-05	2.12	1.98	2.34	2.75	3.15
	Apr-05	2.31	2.10	2.69	2.75	3.51
	May-05	2.50	2.22	3.25	3.00	2.80
	Jun-05	2.51	2.29	3.26	3.00	2.53
	Jul-05	2.84	2.58	3.19	3.25	3.17
	Aug-05	3.05	2.69	3.23	3.50	3.64
	Sep-05	3.17	2.77	3.12	3.75	4.69
	Oct-05	3.35	2.93	3.47	3.75	4.35
	Nov-05	3.54	3.04	3.58	4.00	3.46
	Dec-05	3.73	3.19	3.84	4.25	3.42
2006	Jan-06	3.95	3.44	3.97	4.50	3.99
	Feb-06	3.99	3.60	4.10	4.50	3.60
	Mar-06	4.09	3.78	3.99	4.75	3.36
	Apr-06	4.34	4.06	4.41	4.75	3.55
	May-06	4.54	4.09	4.64	5.00	4.17
	Jun-06	4.68	4.24	4.63	5.25	4.32
	Jul-06	4.87	4.35	4.64	5.25	4.15
	Aug-06	4.88	4.50	4.79	5.25	3.82
	Sep-06	4.81	4.41	4.80	5.25	2.06
	Oct-06	4.81	4.33	4.75	5.25	1.31
	Nov-06	4.87	4.46	4.71	5.25	1.97
	Dec-06	4.79	4.41	4.72	5.25	2.54
2007	Jan-07	4.84	4.46	4.69	5.25	2.08
	Feb-07	4.79	4.51	4.88	5.25	2.42
	Mar-07	4.79	4.50	4.92	5.25	2.78
	Apr-07	4.87	4.43	4.89	5.25	2.57
	May-07	4.86	4.40	5.03	5.25	2.69
	Jun-07	4.83	4.31	4.98	5.25	2.69
	Jul-07	4.86	4.36	4.97	5.25	2.36
	Aug-07	4.83	4.03	4.97	5.25	1.97
	Sep-07	4.83	3.80	5.00	4.75	2.76
[end line chart]
The seven-day SEC yields more accurately reflect the funds’ current earnings than do their 30-day yields or total returns.

For The U.S. Treasury Money Fund of America and The Tax-Exempt Money Fund of America, the investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. For The Cash Management Trust of America, the investment adviser waived 10% of its management fees beginning October 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights tables on pages 21, 22, 32 and 46 for details.

[1]Equivalent to Securities and Exchange Commission (SEC) yields. Represents the seven-day month-end averages.
[2]Represents the fund’s taxable equivalent yield calculated at the maximum effective 35.0% federal tax rate.

[3]Because income paid by The U.S. Treasury Money Fund of America is exempt from state and local taxes in most states, the fund’s taxable equivalent yield would be higher than the rates shown in the chart.

[End Sidebar]

Other share class results
unaudited

Class B, Class C, Class F and Class 529 (for The Cash Management Trust of America)

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2007:

	1 year	5 years	Life of class
Class B shares— first sold 3/15/00
Reflecting applicable contingent deferred sales
charge (CDSC), maximum of 5%, payable only
if shares are sold within six years of purchase	–0.90%	1.44%	2.13%
Not reflecting CDSC	4.10%	1.82%	2.13%

Class C shares— first sold 3/16/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	2.95%	1.71%	1.58%
Not reflecting CDSC	3.95%	1.71%	1.58%

Class F shares*— first sold 3/26/01
Not reflecting annual asset-based fee charged
by sponsoring firm	4.68%	2.31%	2.21%

Class 529-A shares*†— first sold 2/15/02	4.79%	2.40%	2.26%

Class 529-B shares†— first sold 6/7/02
Reflecting applicable CDSC, maximum of 5%,
payable only if shares are sold within six
years of purchase	–1.04%	1.34%	1.45%
Not reflecting CDSC	3.96%	1.71%	1.63%

Class 529-C shares†— first sold 4/2/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	2.85%	1.66%	1.53%
Not reflecting CDSC	3.85%	1.66%	1.53%

Class 529-E shares*†— first sold 3/11/02	4.37%	2.00%	1.86%

Class 529-F shares*†— first sold 9/16/02
Not reflecting annual asset-based fee charged
by sponsoring firm	4.90%	2.34%	2.33%

*These shares are sold without any initial or contingent deferred sales charge.
† Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

The fund’s investment adviser waived 10% of its management fees beginning October 1, 2005. The investment adviser also has reimbursed certain expenses for some share classes. Fund results shownreflect the waiver and/or reimbursement, without which they would have been lower. Please see the Financial Highlights table on pages 21 and 22 for details.

One of our most important concerns when investing in money market instruments is the evaluation of the credit worthiness of the issuer. Credit rating agencies provide analysis and apply a “grade” to investments, but there is no substitute for doing our own research and analysis. The importance of undertaking independent risk reviews was emphasized during this past summer’s liquidity squeeze in some parts of the short-term credit markets, sparked by trouble in the subprime mortgage sector.

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Spotlight on:  Our credit review process

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The total amount of outstanding money market investments, all having a maturity of one year or less, is several trillion dollars. The market is made up primarily of Treasury bills, issues of federal agencies, bank certificates of deposit and commercial paper. Within commercial paper there is:

• Traditional commercial paper. Used by financial and industrial companies to fund their short-term capital needs.

• Commercial paper conduits. Used by banks and corporations to finance loans to smaller borrowers. These typically have bank liquidity backup agreements and other credit enhancements.

• Structured Investment Vehicles (SIVs). Used mainly to finance pools of mortgages, some of which may be subprime in credit quality and carry an increased risk of default.

Based on our credit evaluations, we felt that the commercial paper issued by the mortgage-related SIVs, in particular those holding subprime assets, was not safe enough for your money market funds.

How we evaluate credit

Following a turbulent period in the credit markets in the early 1990s, the Securities and Exchange Commission (SEC) amended its rules to require money market funds to conduct more comprehensive credit reviews of eligible commercial paper. To be eligible, the commercial paper’s issuer must carry one of the two highest credit rankings from at least two of the nationally recognized statistical rating agencies (see box on page 6).

“Of course, we looked at the new rule and, as is often the case, applied additional guidelines that went well beyond what the SEC was asking for,” notes Louise Moriarty, a vice president with Capital Research and Management Company who leads our money market credit analysis efforts.

Our money market analysts maintain and monitor an approved investment list of approximately 200 short-term credit issuers that the money market traders then use to identify opportunities in which to invest for the funds. Each money market analyst has a specialty, such as corporate, structured or municipal credit. Together they closely watch the credit quality of the issuers and work toward removing those who no longer represent minimal credit risk. Our credit review procedures include:

• Ongoing monitoring. Our analysts review each issuer annually, although semiannual reports are more common. Analysts may also initiate a review at any time. For example, a review may be triggered by news of deteriorating operations, rumors of a potential merger or acquisition, or the announcement of a policy decision that may impact the issuer’s credit standing.

• Presentations to the Short-Term Investment and Compliance Review Committee. This committee — made up of analysts, portfolio counselors and legal counsel — generally meets at least twice a month. Analysts share their credit reports with the group, and the committee reviews the recommendations concerning which issuers meet our standard of quality and at times suggests the need for further research.

[Begin Sidebar]
What is commercial paper?

Commercial paper is a short-term, unsecured debt instrument issued by a corporation or financial entity. It’s used, primarily, to provide short-term funds for seasonal or working capital needs, although commercial paper instruments have become considerably more complicated within the last decade.
[End Sidebar]

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[Begin Sidebar]
What is a liquidity squeeze?

In the instance of this past summer, the subprime mortgage problem sparked a concern that many debt obligations were riskier than previously thought. This led to a situation where issuers with high concentrations in the mortgage business found it increasingly difficult to obtain short-term financing as financial institutions and investors grew wary of lending them money.
[End Sidebar]

[Begin Sidebar]
The rating agencies

All investments carry some inherent risk — in the commercial paper market it’s primarily credit risk, or the concern that an issuer won’t be able to pay back the loan. There are three major rating agencies that assess the credit quality of commercial paper issuers; we utilize the two shown below in researching potential holdings.

	Moody’s	Standard & Poor’s

Superior	P1	A1+ or A1
Satisfactory	P2	A2
Adequate	P3	A3
Speculative	NP	B or C
[End Sidebar]

• Leveraging the expertise of other analysts. Our money market analysts are fully integrated into our fixed-income group. They work closely with the fixed-income analysts that follow the same companies’ longer term debt securities. This allows them to use that research in evaluating the underlying credit quality of the issuers. They also speak with our equity analysts who follow the companies that issue the commercial paper we buy. As a result, our money market analysts gain a well-rounded view of these companies and an awareness of the potential future challenges an issuer may face.

During the recent debt market unease, our analysts systematically reviewed all issuers concerning their possible exposure to subprime mortgages. “Our analysts reviewed the structures of the programs we buy in order to confirm that they still provided acceptable credit risk,” says Terry Cook, a money market trader for the funds’ adviser, Capital Research and Management.

Putting it all together

Money market funds are not only bound by rules regarding quality, they must also be concerned about the diversity and the maturity of the investments they purchase. The rules, imposed by the SEC, limit the credit risk exposure of money market funds by restricting their investments to eligible commercial paper.

While the SEC includes as eligible holdings money market instruments having either the highest or second highest quality ratings, The Cash Management Trust of America and The Tax-Exempt Money Fund of America may currently invest only in eligible commercial paper with the highest short-term ratings. The U.S. Treasury Money Fund of America invests only in U.S. Treasuries. Of course credit ratings are just one small part of the process, as our analysts make their own evaluations of the credit risks.

While no one can profess to have perfect knowledge, proactive research that looks beyond credit ratings can help provide clarity with regard to a fund’s overall holdings. It is, in fact, essential to the review process our analysts apply as they seek investments for The Cash Management Trust of America and The Tax-Exempt Money Fund of America. “At the end of the day, we want our research to be ahead of the rating agencies,” says Louise.

The Cash Management Trust of America

Investment portfolio, September 30, 2007

[begin pie chart]
Commercial paper	80.5%
Federal agency discount notes	18.1
Other	1.4
[end pie chart]

		Principal	Market
	Yield at	amount	value
Short-term securities - 100.33%	acquisition	(000)	(000)

Commercial paper - 80.52%
3M Co.
October 3, 2007	5.22%	$25,000	$24,989
Abbott Laboratories (1)
October 10, 2007	5.24	25,000	24,964
October 18, 2007	4.99	75,000	74,813
October 23, 2007	4.74	50,000	49,836
October 25, 2007	4.99	60,000	59,793
October 30, 2007	5.03	52,000	51,783
Alcon Capital Corp. (1)
October 12, 2007	5.26	20,000	19,965
October 25, 2007	5.28	17,099	17,037
Allied Irish Banks North America Inc. (1)
October 12, 2007	5.33	100,000	99,826
October 29, 2007	5.44	100,000	99,566
American Express Credit Corp.
October 15, 2007	5.29	50,000	49,890
October 16, 2007	5.31	50,000	49,883
October 17, 2007	5.35	24,700	24,638
November 2, 2007	5.27	20,000	19,904
November 28, 2007	4.81	75,000	74,359
American Honda Finance Corp.
October 3, 2007	5.28	50,000	49,979
October 4, 2007	5.28	100,000	99,943
October 9, 2007	5.34	75,000	74,900
October 16, 2007	5.31	50,000	49,883
November 8, 2007	5.32	67,000	66,617
Amsterdam Funding Corp. (1)
October 2, 2007	5.30	50,000	49,985
Anheuser-Busch Cos. Inc. (1)
October 18, 2007	5.01	28,000	27,930
November 19, 2007	4.73	29,200	29,002
ANZ National (International) Ltd. (1)
November 13, 2007	5.68	50,000	49,650
November 14, 2007	5.75	50,000	49,661
AstraZeneca PLC (1)
October 15, 2007	5.53	50,000	49,885
October 18, 2007	5.31	40,000	39,897
October 30, 2007	5.60	50,000	49,768
November 5, 2007	4.93	50,000	49,755
November 26, 2007	4.95	90,000	89,293
December 4, 2007	4.96	25,000	24,766
AT&T Inc. (1)
October 2, 2007	5.29	40,000	39,988
October 31, 2007	4.77	50,000	49,795
December 4, 2007	4.79	70,000	69,341
Bank of America Corp.
October 1, 2007	5.30	63,000	62,991
October 2, 2007	5.30	62,000	61,982
November 8, 2007	5.42	50,000	49,695
November 9, 2007	5.44	50,000	49,700
December 7, 2007	4.97	50,000	49,508
Bank of Ireland (1)
October 11, 2007	5.33	145,800	145,567
November 9, 2007	5.73	30,000	29,811
November 20, 2007	5.10	50,000	49,627
Bank of Nova Scotia
October 10, 2007	5.32	40,000	39,942
Barclays U.S. Funding Corp.
October 29, 2007	5.52	50,000	49,784
Barton Capital LLC (1)
October 10, 2007	5.32	73,000	72,891
October 17, 2007	5.19	30,000	29,927
BASF AG (1)
October 4, 2007	5.29	30,000	29,982
October 26, 2007	5.35	43,070	42,905
November 5, 2007	5.39	89,500	89,018
Becton, Dickinson and Co.
October 11, 2007	5.02	20,000	19,969
October 19, 2007	5.23	4,400	4,388
BMW U.S. Capital LLC (1)
October 9, 2007	5.25	100,000	99,869
October 11, 2007	5.25	50,000	49,920
October 26, 2007	4.98	50,000	49,821
November 9, 2007	4.76	40,000	39,790
BP Capital Markets PLC (1)
October 23, 2007	4.97	50,000	49,842
November 15, 2007	4.81	36,400	36,178
November 26, 2007	4.80	18,400	18,254
CAFCO, LLC (1)
October 1, 2007	5.92	100,000	99,984
October 5, 2007	5.32	50,000	49,963
October 10, 2007	5.91	50,000	49,918
November 7, 2007	5.13	25,000	24,858
November 19, 2007	6.12	50,000	49,606
Canadian Wheat Board
November 28, 2007	4.67	20,000	19,830
Caterpillar Financial Services Corp.
October 4, 2007	5.28	49,000	48,973
October 17, 2007	5.02	20,000	19,953
October 23, 2007	4.75	25,000	24,924
CBA (Delaware) Finance Inc.
October 10, 2007	5.35	50,000	49,928
November 6, 2007	5.72	75,000	74,562
Chevron Funding Corp.
October 24, 2007	5.26	50,000	49,826
October 25, 2007	5.22	65,000	64,766
November 19, 2007	5.10	50,000	49,612
November 20, 2007	5.08	25,000	24,815
November 26, 2007	5.08	15,000	14,881
CIT Group, Inc. (1)
October 4, 2007	5.32	70,000	69,961
Citigroup Funding Inc.
October 2, 2007	5.32	30,000	29,991
Clipper Receivables Co., LLC (1)
October 15, 2007	5.30	100,000	99,766
Coca-Cola Co. (1)
October 2, 2007	5.26	30,000	29,991
October 10, 2007	5.28	50,000	49,927
October 15, 2007	5.28	44,900	44,802
October 22, 2007	5.29	50,000	49,836
October 26, 2007	5.28	50,000	49,811
November 13, 2007	5.27	30,000	29,789
Colgate-Palmolive Co. (1)
October 1, 2007	5.26	44,000	43,994
DaimlerChrysler Revolving Auto Conduit LLC
October 16, 2007	6.30	30,000	29,917
October 22, 2007	6.25	35,000	34,867
Danske Corp. (1)
October 3, 2007	5.48	50,000	49,977
October 10, 2007	5.71	50,000	49,921
October 11, 2007	5.66	21,000	20,964
October 18, 2007	5.39	9,900	9,873
December 3, 2007	5.10	50,000	49,539
Depfa Bank PLC (1)
October 3, 2007	5.30	75,000	74,969
Dexia Delaware LLC
October 18, 2007	5.27	50,000	49,869
November 5, 2007	5.10	50,000	49,746
November 20, 2007	5.04	50,000	49,629
E.I. duPont de Nemours and Co. (1)
October 17, 2007	5.02	25,000	24,941
October 25, 2007	4.77	50,000	49,835
October 29, 2007	4.75	87,000	86,668
October 31, 2007	4.76	50,000	49,796
Edison Asset Securitization LLC (1)
November 20, 2007	4.89	50,000	49,656
Electricité de France
October 4, 2007	5.37	50,000	49,970
November 7, 2007	5.35	25,000	24,853
Estée Lauder Companies Inc. (1)
October 12, 2007	5.02	20,000	19,967
European Investment Bank
October 24, 2007	5.07	50,000	49,832
FCAR Owner Trust I
October 25, 2007	6.35	25,000	24,890
December 4, 2007	5.21	25,000	24,754
General Electric Capital Corp.
November 19, 2007	5.30	50,000	49,612
November 26, 2007	5.29	45,000	44,642
November 29, 2007	4.82	50,000	49,568
General Electric Capital Services, Inc.
November 21, 2007	5.17	50,000	49,640
General Electric Co.
October 22, 2007	5.28	38,700	38,576
October 23, 2007	5.29	75,000	74,745
GlaxoSmithKline Finance PLC (1)
November 9, 2007	4.78	25,000	24,868
November 27, 2007	4.79	25,000	24,797
Harley-Davidson Funding Corp. (1)
November 26, 2007	4.82	30,000	29,773
Harvard University
October 31, 2007	4.74	25,000	24,892
November 1, 2007	4.98	25,000	24,890
Hewlett-Packard Co. (1)
October 16, 2007	5.30	60,000	59,857
October 26, 2007	4.88	50,000	49,824
November 13, 2007	4.83	20,000	19,883
November 16, 2007	4.79	69,485	69,054
Honeywell International Inc. (1)
October 24, 2007	5.03	50,000	49,833
November 1, 2007	5.27	70,000	69,674
HSBC Finance Corp.
October 5, 2007	5.29	50,000	49,965
HSBC USA Inc.
November 26, 2007	5.10	50,000	49,600
IBM Capital Inc. (1)
December 10, 2007	4.77	30,750	30,434
IBM Corp. (1)
November 16, 2007	5.20	62,000	61,558
IBM International Group Capital LLC
October 12, 2007	5.26	21,000	20,963
October 17, 2007 (1)	5.26	97,000	96,760
November 15, 2007 (1)	4.76	77,000	76,535
ING (U.S.) Funding LLC
November 14, 2007	5.60	40,000	39,729
November 30, 2007	5.05	25,000	24,781
International Lease Finance Corp.
October 2, 2007	5.30	50,000	49,985
October 5, 2007	5.28	50,000	49,965
October 24, 2007	5.32	50,000	49,824
October 25, 2007	5.32	50,000	49,817
November 2, 2007	4.79	50,000	49,782
November 5, 2007	4.79	50,000	49,762
November 9, 2007	4.74	25,000	24,869
John Deere Capital Corp. (1)
October 2, 2007	5.30	40,000	39,988
October 3, 2007	5.31	40,000	39,982
October 4, 2007	5.33	60,000	59,965
October 25, 2007	5.29	30,000	29,891
October 30, 2007	5.29	40,000	39,817
Johnson & Johnson (1)
October 18, 2007	4.73	32,600	32,523
October 24, 2007	4.92	74,000	73,758
October 26, 2007	4.73	34,200	34,084
November 16, 2007	4.83	70,000	69,528
Jupiter Securitization Co., LLC (1)
October 10, 2007	6.09	75,000	74,874
October 17, 2007	6.34	25,000	24,926
October 25, 2007	5.22	40,600	40,453
KfW International Finance Inc. (1)
October 15, 2007	5.23	75,000	74,837
Kimberly-Clark Worldwide Inc. (1)
October 18, 2007	5.02	3,100	3,092
October 24, 2007	4.78	5,200	5,184
Liberty Street Funding Corp. (1)
October 1, 2007	5.33	75,000	74,989
October 9, 2007	6.25	70,000	69,891
Lloyds Bank PLC
October 18, 2007	5.57	50,000	49,861
Mont Blanc Capital Corp. (1)
November 15, 2007	5.24	17,100	16,986
December 3, 2007	5.23	50,000	49,539
National Australia Funding (Delaware) Inc. (1)
October 17, 2007	5.37	50,000	49,874
Nestlé Capital Corp. (1)
October 11, 2007	5.34	50,000	49,919
October 12, 2007	5.34	50,000	49,911
October 26, 2007	5.31	70,000	69,733
November 14, 2007	5.15	100,000	99,321
NetJets Inc. (1)
October 5, 2007	5.27	50,000	49,964
October 29, 2007	5.12	31,300	31,172
Old Line Funding, LLC (1)
October 9, 2007	5.33	125,061	124,890
October 12, 2007	6.34	25,000	24,947
Paccar Financial Corp.
October 1, 2007	5.27	20,000	19,997
October 4, 2007	5.26	45,000	44,974
November 13, 2007	5.04	7,200	7,156
Park Avenue Receivables Co., LLC (1)
October 3, 2007	5.33	50,000	49,978
October 18, 2007	5.53	20,000	19,945
October 22, 2007	5.22	5,600	5,582
October 23, 2007	5.27	50,000	49,818
November 15, 2007	6.22	25,000	24,815
November 16, 2007	6.22	10,300	10,222
November 26, 2007	5.19	30,000	29,747
PepsiCo Inc. (1)
October 26, 2007	4.75	25,000	24,915
Private Export Funding Corp. (1)
October 4, 2007	5.28	25,000	24,985
October 9, 2007	5.27	25,000	24,967
November 20, 2007	5.19	37,000	36,724
November 26, 2007	4.80	21,000	20,842
November 28, 2007	5.05	25,000	24,786
Procter & Gamble Co. (1)
November 20, 2007	5.05	30,000	29,777
Procter & Gamble International Funding S.C.A. (1)
October 3, 2007	5.27	78,600	78,567
October 19, 2007	5.30	45,000	44,877
October 29, 2007	5.28	50,000	49,784
October 30, 2007	5.28	50,000	49,775
October 31, 2007	5.28	75,000	74,646
November 7, 2007	5.26	20,000	19,882
November 16, 2007	5.08	7,400	7,348
Ranger Funding Co. LLC (1)
October 18, 2007	6.24	20,000	19,938
October 23, 2007	6.17	25,000	24,902
Royal Bank of Scotland PLC
November 5, 2007	5.58	50,000	49,723
November 15, 2007	5.59	50,000	49,653
Shell International Finance BV (1)
October 19, 2007	5.02	25,000	24,934
Siemens Capital Co. LLC (1)
October 15, 2007	5.05	20,000	19,958
October 17, 2007	5.02	50,000	49,882
October 22, 2007	5.28	85,850	85,574
November 7, 2007	5.24	44,130	43,887
November 20, 2007	5.04	40,000	39,703
November 23, 2007	4.82	50,000	49,641
December 6, 2007	4.81	50,000	49,518
Société Générale North America, Inc.
November 6, 2007	5.75	50,000	49,707
Stadshypotek Delaware Inc. (1)
October 15, 2007	5.30	100,000	99,778
State Street Corp.
November 9, 2007	4.85	50,000	49,732
Statoil ASA (1)
November 15, 2007	5.17	42,500	42,221
November 19, 2007	4.98	51,800	51,426
November 20, 2007	5.25	25,000	24,815
Svenska Handelsbanken Inc.
November 13, 2007	5.69	50,000	49,650
Swedish Export Credit Corp.
October 2, 2007	5.28	50,000	49,985
November 13, 2007	5.35	50,000	49,650
November 14, 2007	5.37	105,000	104,287
Target Corp.
October 19, 2007	5.02	25,000	24,934
October 30, 2007	4.79	25,000	24,901
November 6, 2007	4.80	25,000	24,877
Thunder Bay Funding, LLC (1)
October 1, 2007	5.33	5,100	5,099
Toronto-Dominion Holdings USA Inc. (1)
November 2, 2007	5.52	50,000	49,749
November 27, 2007	5.12	50,000	49,595
November 30, 2007	5.13	100,000	99,122
Total Capital SA (1)
October 1, 2007	5.40	60,800	60,791
October 5, 2007	5.27	35,000	34,974
October 10, 2007	5.41	50,000	49,925
November 6, 2007	5.40	30,000	29,835
Toyota Credit de Puerto Rico Corp.
October 18, 2007	5.29	50,000	49,868
Toyota Motor Credit Corp.
October 12, 2007	5.28	100,000	99,825
October 17, 2007	5.31	50,000	49,875
October 19, 2007	5.29	50,000	49,861
November 30, 2007	4.79	50,000	49,561
December 4, 2007	4.79	25,000	24,766
UBS Finance (Delaware) LLC
October 22, 2007	5.47	50,000	49,834
November 13, 2007	5.52	50,000	49,665
November 19, 2007	5.41	150,000	148,837
Unilever Capital Corp. (1)
November 5, 2007	5.38	50,000	49,722
November 6, 2007	5.38	50,000	49,706
United Parcel Service Inc. (1)
October 3, 2007	5.24	50,000	49,979
United Technologies Corp. (1)
October 24, 2007	4.75	25,000	24,921
Variable Funding Capital Corp. (1)
October 16, 2007	6.14	50,000	49,864
November 1, 2007	5.10	100,000	99,535
November 2, 2007	5.44	60,000	59,703
November 15, 2007	5.10	50,000	49,677
November 16, 2007	5.19	50,000	49,664
Wal-Mart Stores Inc. (1)
October 2, 2007	5.26	35,000	34,990
October 9, 2007	5.32	100,000	99,868
October 16, 2007	5.04	25,000	24,944
November 6, 2007	5.13	56,800	56,502
November 13, 2007	4.78	75,000	74,565
November 27, 2007	5.03	46,100	45,726
Westpac Banking Corp. (1)
November 2, 2007	5.03	85,000	84,608
Yale University
October 2, 2007	5.32	25,000	24,993

Total commercial paper			11,901,235

Federal agency discount notes - 18.12%
Fannie Mae
October 1, 2007	5.17	57,097	57,089
October 2, 2007	5.17	37,500	37,489
October 4, 2007	4.85	49,600	49,573
October 10, 2007	5.18	25,000	24,966
October 16, 2007	5.20	200,000	199,615
October 22, 2007	4.77	58,800	58,630
November 2, 2007	4.73	25,000	24,892
November 6, 2007	4.90	30,900	30,745
November 7, 2007	4.68	130,040	129,401
Federal Farm Credit Banks
October 3, 2007	5.16	25,000	24,989
October 4, 2007	5.17	50,000	49,971
October 10, 2007	4.88	40,000	39,946
October 12, 2007	4.82	50,000	49,920
October 17, 2007	4.88	50,000	49,885
October 19, 2007	4.82	100,000	99,747
October 22, 2007	4.92	35,300	35,195
October 23, 2007	4.94	60,000	59,812
October 30, 2007	4.66	50,000	49,807
November 1, 2007	4.73	50,000	49,791
November 8, 2007	4.70	96,500	96,011
Federal Home Loan Bank
October 5, 2007	5.16	227,700	227,537
October 10, 2007	4.87	31,419	31,377
October 26, 2007	4.91	17,900	17,837
October 30, 2007	4.92	50,000	49,796
November 1, 2007	4.79	100,000	99,622
November 2, 2007	4.82	72,100	71,818
November 15, 2007	4.80	25,000	24,855
November 16, 2007	4.75	20,000	19,877
November 21, 2007	4.68	73,485	73,013
November 28, 2007	4.62	75,000	74,485
Freddie Mac
October 12, 2007	4.92	86,900	86,758
October 18, 2007	5.03	100,000	99,750
October 19, 2007	4.98	246,600	245,955
October 26, 2007	4.74	11,505	11,466
November 5, 2007	4.87	7,500	7,463
November 13, 2007	4.71	145,854	145,019
International Bank for Reconstruction and Development
October 11, 2007	5.17	75,000	74,887
October 25, 2007	4.61	100,000	99,681

Total federal agency discount notes			2,678,670

Certificates of deposit - 1.01%
Canadian Imperial Bank of Commerce
October 1, 2007	5.30	50,000	50,000
November 29, 2007	5.09	50,000	49,994
December 3, 2007	5.12	50,000	50,000

Total certificates of deposit			149,994

U.S. Treasuries - 0.68%
U.S. Treasury Bills
October 11, 2007	4.79	100,000	99,873

Total investment securities (cost: $14,830,376,000)			14,829,772

Other assets less liabilities			(49,077)

Net assets			$14,780,695

(1) Security purchased in transactions exempt from registration under the Securities Act of 1933. These securities may be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers.
The total value of all such securities was $7,956,124,000, which represented 53.83% of the net assets of the fund.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at September 30, 2007	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market (cost: $14,830,376)		$14,829,772
Cash		8,514
Receivables for:
Sales of fund's shares	$111,189
Interest	470	$111,659
		14,949,945
Liabilities:
Payables for:
Purchases of investments	50,000
Repurchases of fund's shares	110,356
Dividends on fund's shares	1,349
Investment advisory services	2,991
Services provided by affiliates	4,373
Trustees' deferred compensation	93
Other	88	169,250
Net assets at September 30, 2007		$14,780,695

Net assets consist of:
Capital paid in on shares of beneficial interest		$14,781,303
Distributions in excess of net investment income		(4)
Net unrealized depreciation		(604)
Net assets at September 30, 2007		$14,780,695

Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized (14,781,297 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share

Class A	$12,023,084	12,023,573	$1.00
Class B	214,900	214,909	1.00
Class C	216,248	216,257	1.00
Class F	36,478	36,480	1.00
Class 529-A	269,120	269,131	1.00
Class 529-B	10,508	10,509	1.00
Class 529-C	29,673	29,674	1.00
Class 529-E	16,587	16,587	1.00
Class 529-F	10,742	10,743	1.00
Class R-1	38,611	38,612	1.00
Class R-2	770,753	770,785	1.00
Class R-3	621,140	621,165	1.00
Class R-4	342,792	342,806	1.00
Class R-5	180,059	180,066	1.00

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2007	(dollars in thousands)

Investment income:
Income:
Interest		$673,095

Fees and expenses(*):
Investment advisory services	$34,887
Distribution services	19,986
Transfer agent services	13,372
Administrative services	6,383
Reports to shareholders	473
Registration statement and prospectus	1,181
Postage, stationery and supplies	1,836
Trustees' compensation	125
Auditing and legal	80
Custodian	235
State and local taxes	96
Other	76
Total fees and expenses before reimbursements/waivers	78,730
Less reimbursements/waivers of fees and expenses:
Investment advisory services	3,489
Administrative services	564
Total fees and expenses after reimbursements/waivers		74,677
Net investment income		598,418

Net unrealized depreciation on investments		(925)

Net increase in net assets resulting from operations		$597,493

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended September 30
	2007	2006
Operations:
Net investment income	$598,418	$411,137
Net unrealized (depreciation)
appreciation on investments	(925)	134
Net increase in net assets
resulting from operations	597,493	411,271

Dividends paid or accrued to
shareholders from net investment income	(598,414)	(411,128)

Net capital share transactions	3,504,330	2,225,392

Total increase in net assets	3,503,409	2,225,535

Net assets:
Beginning of year	11,277,286	9,051,751
End of year	$14,780,695	$11,277,286

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization– The Cash Management Trust of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide income on cash reserves, while preserving capital and maintaining liquidity, through investments in high-quality short-term money market instruments.

The fund offers 14 share classes consisting of four retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	None	None	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies– The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Net asset value– The fund values its shares in accordance with Securities and Exchange Commission ("SEC") rules, using the penny-rounding method, which permits the fund to maintain a constant net asset value of $1.00 per share.

Security valuation– Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income– Security transactions are recorded by the fund as of the date the trades are executed with brokers. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations –Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends to shareholders–Dividends paid to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly.

2. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

The fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the fund.

As of and during the period ended September 30, 2007, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2003 and by state tax authorities for tax years before 2002.

Distributions– Distributions paid to shareholders are based on net investment income determined on a tax basis, which may differ from net investment income for financial reporting purposes. As of September 30, 2007, there were no material differences between book and tax reporting. The fiscal year in which amounts are distributed may differ from the year in which the net investment income is recorded by the fund for financial reporting purposes.

During the year ended September 30, 2007, the fund reclassified $4,000 from distributions in excess of net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of September 30, 2007, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$1,443
Short-term loss carryforwards expiring 2013*	(4)
Gross unrealized appreciation on investment securities	387
Gross unrealized depreciation on investment securities	(991)
Net unrealized depreciation on investment securities	(604)
Cost of investment securities	14,830,376
*The short-term loss carryforwards will be used to offset any short-term gains realized by the fund in future years through the expiration date. The fund will not make distributions from short-term gains while short-term loss carryforwards remain.

Distributions paid or accrued to shareholders from ordinary income were as follows (dollars in thousands):

Share class	Year ended September 30, 2007	Year ended September 30, 2006
Class A	$502,094	$352,008
Class B	6,604	4,541
Class C	5,486	3,263
Class F	1,199	800
Class 529-A	10,493	6,533
Class 529-B	262	98
Class 529-C	834	384
Class 529-E	601	341
Class 529-F	394	195
Class R-1	1,077	564
Class R-2	27,010	17,758
Class R-3	22,612	13,221
Class R-4	11,772	6,248
Class R-5	7,976	5,174
Total	$598,414	$411,128

3. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, SM Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services–The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.320% on the first $1 billion of daily net assets and decreasing to 0.270% on such assets in excess of $2 billion. CRMC is currently waiving 10% of investment advisory services fees. During the year ended September 30, 2007, total investment advisory services fees waived by CRMC were $3,489,000. As a result, the fee shown on the accompanying financial statements of $34,887,000, which was equivalent to an annualized rate of 0.276%, was reduced to $31,398,000, or 0.248% of average daily net assets.

The Investment Advisory and Service Agreement also provides that CRMC will reimburse the fund’s Class A shares to the extent that annual operating expenses exceed 25% of gross income. Expenses related to interest, taxes, brokerage commissions and extraordinary items are not subject to these limitations. During the year ended September 30, 2007, no such reimbursement was required.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.15% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use a portion (0.15% for Class A, B, 529-A and 529-B shares and 0.25% for all other share classes) of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.15%	0.15%
Class 529-A	0.15	0.50
Class B and 529-B	0.90	0.90
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services– The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended September 30, 2007, the total administrative services fees paid by CRMC were $3,000, $560,000 and $1,000 for Class R-1, R-2 and R-3, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended September 30, 2007, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$7,704	$13,199	Not applicable	Not applicable	Not applicable
Class B	1,472	173	Not applicable	Not applicable	Not applicable
Class C	1,413	Included in administrative services	$183	$39	Not applicable
Class F	65		29	26	Not applicable
Class 529-A	217		270	60	$224
Class 529-B	60		8	2	7
Class 529-C	220		26	7	22
Class 529-E	70		17	4	14
Class 529-F	-		10	2	8
Class R-1	280		35	21	Not applicable
Class R-2	5,209		975	2,415	Not applicable
Class R-3	2,644		726	709	Not applicable
Class R-4	632		338	27	Not applicable
Class R-5	Not applicable		155	24	Not applicable
Total	$19,986	$13,372	$2,772	$3,336	$275

Trustees’ deferred compensation– Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund. These amounts represent general, unsecured liabilities of the fund and vary according to the total return of the fund. Trustees’ compensation on the accompanying financial statements includes the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

 4. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net increase (decrease)
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2007
Class A	$20,975,434	20,975,434	$483,509	483,509	$(18,788,611)	(18,788,611)	$2,670,332	2,670,332
Class B	213,596	213,596	5,988	5,988	(162,708)	(162,708)	56,876	56,876
Class C	322,598	322,598	4,987	4,987	(244,537)	(244,537)	83,048	83,048
Class F	70,101	70,101	998	998	(56,801)	(56,801)	14,298	14,298
Class 529-A	205,640	205,640	10,392	10,392	(130,261)	(130,261)	85,771	85,771
Class 529-B	7,484	7,484	260	260	(1,876)	(1,876)	5,868	5,868
Class 529-C	25,771	25,771	826	826	(13,836)	(13,836)	12,761	12,761
Class 529-E	11,320	11,320	598	598	(6,252)	(6,252)	5,666	5,666
Class 529-F	10,098	10,098	389	389	(5,334)	(5,334)	5,153	5,153
Class R-1	78,853	78,853	1,059	1,059	(58,614)	(58,614)	21,298	21,298
Class R-2	1,278,637	1,278,637	26,283	26,283	(1,142,668)	(1,142,668)	162,252	162,252
Class R-3	1,030,208	1,030,208	22,125	22,125	(872,963)	(872,963)	179,370	179,370
Class R-4	644,321	644,321	11,589	11,589	(487,914)	(487,914)	167,996	167,996
Class R-5	391,043	391,043	7,839	7,839	(365,241)	(365,241)	33,641	33,641
Total net increase
(decrease)	$25,265,104	25,265,104	$576,842	576,842	$(22,337,616)	(22,337,616)	$3,504,330	3,504,330

Year ended September 30, 2006
Class A	$16,721,583	16,721,583	$338,998	338,998	$(15,363,615)	(15,363,615)	$1,696,966	1,696,966
Class B	157,032	157,032	4,076	4,076	(131,111)	(131,111)	29,997	29,997
Class C	240,621	240,621	2,920	2,920	(202,441)	(202,441)	41,100	41,100
Class F	78,787	78,787	661	661	(73,027)	(73,027)	6,421	6,421
Class 529-A	130,114	130,114	6,475	6,475	(90,817)	(90,817)	45,772	45,772
Class 529-B	3,521	3,521	97	97	(1,038)	(1,038)	2,580	2,580
Class 529-C	15,396	15,396	380	380	(7,040)	(7,040)	8,736	8,736
Class 529-E	8,526	8,526	338	338	(5,110)	(5,110)	3,754	3,754
Class 529-F	5,059	5,059	193	193	(3,634)	(3,634)	1,618	1,618
Class R-1	21,483	21,483	554	554	(22,359)	(22,359)	(322)	(322)
Class R-2	1,046,683	1,046,683	17,241	17,241	(929,399)	(929,399)	134,525	134,525
Class R-3	795,078	795,078	12,864	12,864	(650,093)	(650,093)	157,849	157,849
Class R-4	252,585	252,585	6,161	6,161	(218,225)	(218,225)	40,521	40,521
Class R-5	345,140	345,140	5,092	5,092	(294,357)	(294,357)	55,875	55,875
Total net increase
(decrease)	$19,821,608	19,821,608	$396,050	396,050	$(17,992,266)	(17,992,266)	$2,225,392	2,225,392

* Includes exchanges between share classes of the fund.

Financial highlights

	Net asset value, beginning of year	Net investment income (1)	Dividends from net investment income	Net asset value, end of year	Total return (2) (3)	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers (3)	Ratio of net income to average net assets (3)

Class A:
Year ended 9/30/2007	$1.00	$.048	$(.048)	$1.00	4.94%	$12,023	.51%	.48%	4.83%
Year ended 9/30/2006	1.00	.042	(.042)	1.00	4.26	9,353	.53	.50	4.21
Year ended 9/30/2005	1.00	.022	(.022)	1.00	2.20	7,656	.55	.52	2.17
Year ended 9/30/2004	1.00	.008	(.008)	1.00	.84	7,766	.57	.28	.84
Year ended 9/30/2003	1.00	.011	(.011)	1.00	1.05	7,910	.55	.23	1.05
Class B:
Year ended 9/30/2007	1.00	.040	(.040)	1.00	4.10	215	1.32	1.29	4.04
Year ended 9/30/2006	1.00	.034	(.034)	1.00	3.43	158	1.33	1.30	3.44
Year ended 9/30/2005	1.00	.013	(.013)	1.00	1.36	128	1.35	1.35	1.32
Year ended 9/30/2004	1.00	.001	(.001)	1.00	.12	157	1.34	1.02	.12
Year ended 9/30/2003	1.00	.001	(.001)	1.00	.13	173	1.38	1.14	.14
Class C:
Year ended 9/30/2007	1.00	.039	(.039)	1.00	3.95	216	1.46	1.44	3.88
Year ended 9/30/2006	1.00	.032	(.032)	1.00	3.25	133	1.49	1.46	3.32
Year ended 9/30/2005	1.00	.012	(.012)	1.00	1.20	92	1.51	1.51	1.20
Year ended 9/30/2004	1.00	.001	(.001)	1.00	.10	104	1.51	1.05	.10
Year ended 9/30/2003	1.00	.001	(.001)	1.00	.12	89	1.55	1.16	.12
Class F:
Year ended 9/30/2007	1.00	.046	(.046)	1.00	4.68	36	.76	.73	4.59
Year ended 9/30/2006	1.00	.040	(.040)	1.00	4.05	22	.73	.70	4.08
Year ended 9/30/2005	1.00	.019	(.019)	1.00	1.96	16	.75	.75	1.78
Year ended 9/30/2004	1.00	.004	(.004)	1.00	.41	39	.72	.71	.61
Year ended 9/30/2003	1.00	.006	(.006)	1.00	.55	7	.73	.73	.58
Class 529-A:
Year ended 9/30/2007	1.00	.047	(.047)	1.00	4.79	269	.65	.63	4.69
Year ended 9/30/2006	1.00	.040	(.040)	1.00	4.12	183	.66	.64	4.09
Year ended 9/30/2005	1.00	.020	(.020)	1.00	2.03	138	.69	.69	2.05
Year ended 9/30/2004	1.00	.005	(.005)	1.00	.47	112	.67	.66	.48
Year ended 9/30/2003	1.00	.007	(.007)	1.00	.66	89	.62	.62	.61
Class 529-B:
Year ended 9/30/2007	1.00	.039	(.039)	1.00	3.96	10	1.46	1.43	3.89
Year ended 9/30/2006	1.00	.032	(.032)	1.00	3.27	5	1.48	1.46	3.36
Year ended 9/30/2005	1.00	.012	(.012)	1.00	1.18	2	1.53	1.53	1.13
Year ended 9/30/2004	1.00	.001	(.001)	1.00	.10	2	1.53	1.06	.10
Year ended 9/30/2003	1.00	.001	(.001)	1.00	.12	1	1.52	1.13	.12
Class 529-C:
Year ended 9/30/2007	1.00	.038	(.038)	1.00	3.85	30	1.56	1.53	3.78
Year ended 9/30/2006	1.00	.031	(.031)	1.00	3.18	17	1.57	1.55	3.25
Year ended 9/30/2005	1.00	.011	(.011)	1.00	1.09	8	1.62	1.62	1.15
Year ended 9/30/2004	1.00	.001	(.001)	1.00	.10	6	1.63	1.05	.10
Year ended 9/30/2003	1.00	.001	(.001)	1.00	.12	3	1.62	1.11	.11
Class 529-E:
Year ended 9/30/2007	1.00	.043	(.043)	1.00	4.37	17	1.06	1.03	4.29
Year ended 9/30/2006	1.00	.036	(.036)	1.00	3.70	11	1.07	1.04	3.71
Year ended 9/30/2005	1.00	.016	(.016)	1.00	1.61	7	1.10	1.10	1.64
Year ended 9/30/2004	1.00	.002	(.002)	1.00	.15	5	1.11	.98	.15
Year ended 9/30/2003	1.00	.002	(.002)	1.00	.22	5	1.11	1.05	.17
Class 529-F:
Year ended 9/30/2007	$1.00	$.048	$(.048)	$1.00	4.90%	$11	.55%	.53%	4.79%
Year ended 9/30/2006	1.00	.041	(.041)	1.00	4.22	6	.57	.54	4.20
Year ended 9/30/2005	1.00	.019	(.019)	1.00	1.96	4	.75	.75	1.97
Year ended 9/30/2004	1.00	.003	(.003)	1.00	.28	3	.86	.85	.30
Year ended 9/30/2003	1.00	.004	(.004)	1.00	.43	2	.85	.85	.33
Class R-1:
Year ended 9/30/2007	1.00	.039	(.039)	1.00	3.93	39	1.50	1.46	3.86
Year ended 9/30/2006	1.00	.032	(.032)	1.00	3.27	17	1.52	1.46	3.24
Year ended 9/30/2005	1.00	.012	(.012)	1.00	1.20	18	1.54	1.50	1.31
Year ended 9/30/2004	1.00	.001	(.001)	1.00	.10	10	1.56	1.03	.10
Year ended 9/30/2003	1.00	.001	(.001)	1.00	.12	8	1.61	1.08	.10
Class R-2:
Year ended 9/30/2007	1.00	.039	(.039)	1.00	3.96	771	1.54	1.43	3.89
Year ended 9/30/2006	1.00	.032	(.032)	1.00	3.29	609	1.72	1.44	3.28
Year ended 9/30/2005	1.00	.012	(.012)	1.00	1.24	474	1.76	1.47	1.28
Year ended 9/30/2004	1.00	.001	(.001)	1.00	.11	348	1.76	1.03	.11
Year ended 9/30/2003	1.00	.001	(.001)	1.00	.12	206	1.68	1.08	.11
Class R-3:
Year ended 9/30/2007	1.00	.043	(.043)	1.00	4.36	621	1.07	1.04	4.28
Year ended 9/30/2006	1.00	.036	(.036)	1.00	3.69	442	1.11	1.05	3.70
Year ended 9/30/2005	1.00	.016	(.016)	1.00	1.63	284	1.12	1.08	1.67
Year ended 9/30/2004	1.00	.002	(.002)	1.00	.16	211	1.12	.97	.16
Year ended 9/30/2003	1.00	.002	(.002)	1.00	.23	138	1.10	1.03	.17
Class R-4:
Year ended 9/30/2007	1.00	.047	(.047)	1.00	4.76	343	.69	.66	4.65
Year ended 9/30/2006	1.00	.040	(.040)	1.00	4.08	175	.71	.68	4.04
Year ended 9/30/2005	1.00	.020	(.020)	1.00	2.00	134	.71	.71	2.10
Year ended 9/30/2004	1.00	.004	(.004)	1.00	.43	65	.71	.70	.46
Year ended 9/30/2003	1.00	.006	(.006)	1.00	.55	26	.72	.72	.48
Class R-5:
Year ended 9/30/2007	1.00	.049	(.049)	1.00	5.05	180	.41	.38	4.93
Year ended 9/30/2006	1.00	.043	(.043)	1.00	4.38	146	.41	.38	4.37
Year ended 9/30/2005	1.00	.023	(.023)	1.00	2.30	91	.42	.42	2.30
Year ended 9/30/2004	1.00	.007	(.007)	1.00	.72	77	.42	.40	.75
Year ended 9/30/2003	1.00	.009	(.009)	1.00	.87	74	.41	.41	.84

(1) Based on average shares outstanding.
(2) Total returns exclude all sales charges, including contingent deferred sales charges.
(3) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC.
During some of the years shown, CRMC reimbursed expenses, as provided by the Investment Advisory and Service Agreement.
Also, during some of the years shown, CRMC reduced fees for investment advisory services, paid a portion of the fund's transfer agent fees for certain retirement plan share classes and, due to lower short-term interest rates, agreed to pay a portion of the class-specific fees and expenses for some of the share classes.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of The Cash Management Trust of America:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Cash Management Trust of America (the "Fund") at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at September 30, 2007 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
November 8, 2007

Expense example
unaudited

As a shareholder of the fund, you incur certain ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. Certain share classes also incur transaction costs such as contingent deferred sales charges (loads) on redemptions.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007, through September 30, 2007).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4/1/2007	Ending account value 9/30/2007	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,024.56	$2.39	.47%
Class A -- assumed 5% return	1,000.00	1,022.71	2.38	.47
Class B -- actual return	1,000.00	1,020.47	6.43	1.27
Class B -- assumed 5% return	1,000.00	1,018.70	6.43	1.27
Class C -- actual return	1,000.00	1,019.64	7.24	1.43
Class C -- assumed 5% return	1,000.00	1,017.90	7.23	1.43
Class F -- actual return	1,000.00	1,023.27	3.65	.72
Class F -- assumed 5% return	1,000.00	1,021.46	3.65	.72
Class 529-A -- actual return	1,000.00	1,023.75	3.20	.63
Class 529-A -- assumed 5% return	1,000.00	1,021.91	3.19	.63
Class 529-B -- actual return	1,000.00	1,019.66	7.24	1.43
Class 529-B -- assumed 5% return	1,000.00	1,017.90	7.23	1.43
Class 529-C -- actual return	1,000.00	1,019.13	7.74	1.53
Class 529-C -- assumed 5% return	1,000.00	1,017.40	7.74	1.53
Class 529-E -- actual return	1,000.00	1,021.70	5.22	1.03
Class 529-E -- assumed 5% return	1,000.00	1,019.90	5.22	1.03
Class 529-F -- actual return	1,000.00	1,024.27	2.64	.52
Class 529-F -- assumed 5% return	1,000.00	1,022.46	2.64	.52
Class R-1 -- actual return	1,000.00	1,019.53	7.34	1.45
Class R-1 -- assumed 5% return	1,000.00	1,017.80	7.33	1.45
Class R-2 -- actual return	1,000.00	1,019.67	7.24	1.43
Class R-2 -- assumed 5% return	1,000.00	1,017.90	7.23	1.43
Class R-3 -- actual return	1,000.00	1,021.64	5.27	1.04
Class R-3 -- assumed 5% return	1,000.00	1,019.85	5.27	1.04
Class R-4 -- actual return	1,000.00	1,023.56	3.35	.66
Class R-4 -- assumed 5% return	1,000.00	1,021.76	3.35	.66
Class R-5 -- actual return	1,000.00	1,025.04	1.88	.37
Class R-5 -- assumed 5% return	1,000.00	1,023.21	1.88	.37

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period (183), and divided by 365 (to reflect the one-half year period).

Tax information
                                                                                                           unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amount for the fund’s fiscal year ended September 30, 2007:

U.S. government income that may be exempt from state taxation	$44,287,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2008, to determine the calendar year amounts to be included on their 2007 tax returns. Shareholders should consult their tax advisers.

The U.S. Treasury Money Fund of America

Investment portfolio, September 30, 2007

[begin pie chart]
U.S. Treasuries	100%
[end pie chart]

		Principal	Market
	Yield at	amount	value
Short-term securities - 100.42%	acquisition	(000)	(000)

U.S. TREASURIES - 100.42%
U.S. Treasury Bills 10/4/2007	4.47%-4.97%	$91,865	$91,819
U.S. Treasury Bills 10/11/2007	4.83%-4.96%	61,975	61,896
U.S. Treasury Bills 10/18/2007	4.80%-4.99%	87,995	87,847
U.S. Treasury Bills 10/25/2007	4.94%-5.02%	3,995	3,985
U.S. Treasury Bills 11/1/2007	4.91%-4.98%	55,600	55,420
U.S. Treasury Bills 11/8/2007	3.06%-4.84%	65,500	65,242
U.S. Treasury Bills 11/15/2007	3.50%-4.39%	76,100	75,742
U.S. Treasury Bills 11/29/2007	3.69%-4.11%	93,725	93,167
U.S. Treasury Bills 12/6/2007	3.08%-4.36%	145,780	144,805
U.S. Treasury Bills 12/20/2007	3.80%	50,000	49,594
U.S. Treasury Bills 1/10/2008	3.78%	100,000	98,941

Total investment securities (cost: $828,167,000)			828,458
Other assets less liabilities			(3,427)

Net assets			$825,031

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at September 30, 2007	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market (cost: $828,167)		$828,458
Cash		655
Receivables for sales of fund's shares		3,216
		832,329
Liabilities:
Payables for:
Repurchases of fund's shares	$6,679
Dividends on fund's shares	154
Investment advisory services	184
Services provided by affiliates	229
Trustees' deferred compensation	36
Other	16	7,298
Net assets at September 30, 2007		$825,031

Net assets consist of:
Capital paid in on shares of beneficial interest		$824,740
Net unrealized appreciation		291
Net assets at September 30, 2007		$825,031

Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized (824,738 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share

Class A	$709,043	708,791	$1.00
Class R-1	2,298	2,297	1.00
Class R-2	45,037	45,021	1.00
Class R-3	37,966	37,953	1.00
Class R-4	15,826	15,820	1.00
Class R-5	14,861	14,856	1.00

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2007	(dollars in thousands)

Investment income:
Income:
Interest		$31,855

Fees and expenses(*):
Investment advisory services	$1,961
Distribution services	1,006
Transfer agent services	686
Administrative services	297
Reports to shareholders	23
Registration statement and prospectus	102
Postage, stationery and supplies	74
Trustees' compensation	49
Auditing and legal	47
Custodian	16
State and local taxes	6
Other	44
Total fees and expenses before reimbursements/waivers	4,311
Less reimbursements/waivers of fees and expenses:
Investment advisory services	196
Administrative services	31
Total fees and expenses after reimbursements/waivers		4,084
Net investment income		27,771

Net unrealized appreciation on investments		110

Net increase in net assets resulting from operations		$27,881

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended September 30
	2007	2006
Operations:
Net investment income	$27,771	$20,625
Net unrealized appreciation
on investments	110	127
Net increase in net assets
resulting from operations	27,881	20,752

Dividends paid or accrued to
shareholders from net investment income:	(27,764)	(20,633)

Net capital share transactions	216,343	64,393

Total increase in net assets	216,460	64,512

Net assets:
Beginning of year	608,571	544,059
End of year	$825,031	$608,571

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization– The U.S. Treasury Money Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide income on cash reserves, while preserving capital and maintaining liquidity, through investments in U.S. Treasury securities maturing in one year or less.

The fund offers six share classes consisting of one retail share class (Class A) and five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5). All share classes are sold without any sales charges and do not carry any conversion rights.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies– The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Net asset value– The fund values its shares in accordance with Securities and Exchange Commission ("SEC") rules, using the penny-rounding method, which permits the fund to maintain a constant net asset value of $1.00 per share.

Security valuation–Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of trustees.

Security transactions and related investment income– Security transactions are recorded by the fund as of the date the trades are executed with brokers. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations –Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends to shareholders–Dividends paid to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly.

2. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

The fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the fund.

As of and during the period ended September 30, 2007, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2003 and by state tax authorities for tax years before 2002.

Distributions– Distributions paid to shareholders are based on net investment income determined on a tax basis, which may differ from net investment income for financial reporting purposes. As of September 30, 2007, there were no material differences between book and tax reporting. The fiscal year in which amounts are distributed may differ from the year in which the net investment income is recorded by the fund for financial reporting purposes.

During the year ended September 30, 2007, the fund reclassified $1,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of September 30, 2007, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$190
Gross unrealized appreciation on investment securities	323
Gross unrealized depreciation on investment securities	(32)
Net unrealized appreciation on investment securities	291
Cost of investment securities	828,167

Distributions paid or accrued to shareholders from ordinary income were as follows (dollars in thousands):

Share class	Year ended September 30, 2007	Year ended September 30, 2006
Class A	$24,200	$18,249
Class R-1	73	52
Class R-2	1,306	888
Class R-3	1,192	889
Class R-4	419	187
Class R-5	574	368
Total	$27,764	$20,633

3. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, SM Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services–The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on an annual rate of 0.300% on the first $800 million of daily net assets and 0.285% on such assets in excess of $800 million. CRMC is currently waiving 10% of investment advisory services fees. During the year ended September 30, 2007, total investment advisory services fees waived by CRMC were $196,000. As a result, the fee shown on the accompanying financial statements of $1,961,000, which was equivalent to an annualized rate of 0.300%, was reduced to $1,765,000, or 0.270% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.15% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use a portion (0.15% for Class A and 0.25% for all other share classes) of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.15%	0.15%
Class R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-3	0.50	0.75
Class R-4	0.25	0.50

Transfer agent services– The fund has a transfer agent agreement with AFS for Class A. Under this agreement, this share class compensates AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended September 30, 2007, the total administrative services fees paid by CRMC were $89 and $31,000 for Class R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC.

Expenses under the agreements described above for the year ended September 30, 2007, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services
Class A	$515	$686	Not applicable	Not applicable
Class R-1	22	Included in administrative services	$3	1
Class R-2	288		55	133
Class R-3	156		41	35
Class R-4	25		15	1
Class R-5	Not applicable		12	1
Total	$1,006	$686	$126	$171

Trustees’ deferred compensation– Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund. These amounts represent general, unsecured liabilities of the fund and vary according to the total return of the fund. Trustees’ compensation on the accompanying financial statements includes the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

4. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2007
Class A	$611,553	611,553	$22,567	22,567	$(447,681)	(447,681)	$186,439	186,439
Class R-1	2,690	2,690	71	71	(2,151)	(2,151)	610	610
Class R-2	46,891	46,891	1,286	1,286	(39,048)	(39,048)	9,129	9,129
Class R-3	39,096	39,096	1,176	1,176	(32,778)	(32,778)	7,494	7,494
Class R-4	23,868	23,868	412	412	(15,148)	(15,148)	9,132	9,132
Class R-5	28,797	28,797	303	303	(25,561)	(25,561)	3,539	3,539
Total net increase
(decrease)	$752,895	752,895	$25,815	25,815	$(562,367)	(562,367)	$216,343	216,343

Year ended September 30, 2006
Class A	$457,744	457,744	$17,177	17,177	$(435,397)	(435,397)	$39,524	39,524
Class R-1	2,909	2,909	52	52	(2,583)	(2,583)	378	378
Class R-2	32,702	32,702	875	875	(24,176)	(24,176)	9,401	9,401
Class R-3	31,454	31,454	880	880	(22,966)	(22,966)	9,368	9,368
Class R-4	11,346	11,346	183	183	(9,722)	(9,722)	1,807	1,807
Class R-5	21,052	21,052	190	190	(17,327)	(17,327)	3,915	3,915
Total net increase
(decrease)	$557,207	557,207	$19,357	19,357	$(512,171)	(512,171)	$64,393	64,393

*Includes exchanges between share classes of the fund.

Financial highlights

	Net asset value, beginning of year	Net investment income (1)	Dividends from net investment income	Net asset value, end of year	Total return (2)	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers (2)	Ratio of net income to average net assets (2)

Class A:
Year ended 9/30/2007	$1.00	$.044	$(.044)	$1.00	4.43%	$709		.57%	.54%	4.33%
Year ended 9/30/2006	1.00	.038	(.038)	1.00	3.82	523		.59	.56	3.77
Year ended 9/30/2005	1.00	.019	(.019)	1.00	1.90	483		.62	.59	1.87
Year ended 9/30/2004	1.00	.004	(.004)	1.00	.39	532		.62	.61	.39
Year ended 9/30/2003	1.00	.006	(.006)	1.00	.63	631		.58	.58	.63
Class R-1:
Year ended 9/30/2007	1.00	.034	(.034)	1.00	3.44	2		1.54	1.50	3.38
Year ended 9/30/2006	1.00	.028	(.028)	1.00	2.85	2		1.54	1.51	2.93
Year ended 9/30/2005	1.00	.010	(.010)	1.00	.96	1		1.60	1.52	1.03
Year ended 9/30/2004	1.00	.001	(.001)	1.00	.10	1		1.63	.94	.10
Year ended 9/30/2003	1.00	.001	(.001)	1.00	.12	-	(3)	1.91	1.08	.12
Class R-2:
Year ended 9/30/2007	1.00	.034	(.034)	1.00	3.47	45		1.59	1.48	3.40
Year ended 9/30/2006	1.00	.028	(.028)	1.00	2.87	36		1.72	1.48	2.88
Year ended 9/30/2005	1.00	.010	(.010)	1.00	.99	27		1.79	1.48	1.03
Year ended 9/30/2004	1.00	.001	(.001)	1.00	.10	22		1.81	.92	.10
Year ended 9/30/2003	1.00	.001	(.001)	1.00	.12	15		1.74	1.02	.10
Class R-3:
Year ended 9/30/2007	1.00	.038	(.038)	1.00	3.90	38		1.09	1.06	3.82
Year ended 9/30/2006	1.00	.032	(.032)	1.00	3.28	30		1.11	1.08	3.31
Year ended 9/30/2005	1.00	.014	(.014)	1.00	1.38	21		1.14	1.11	1.43
Year ended 9/30/2004	1.00	.001	(.001)	1.00	.12	16		1.14	.89	.13
Year ended 9/30/2003	1.00	.002	(.002)	1.00	.18	11		1.17	.99	.11
Class R-4:
Year ended 9/30/2007	1.00	.042	(.042)	1.00	4.25	16		.75	.72	4.12
Year ended 9/30/2006	1.00	.036	(.036)	1.00	3.64	7		.77	.74	3.63
Year ended 9/30/2005	1.00	.017	(.017)	1.00	1.74	5		.78	.75	1.79
Year ended 9/30/2004	1.00	.002	(.002)	1.00	.24	2		.77	.76	.23
Year ended 9/30/2003	1.00	.004	(.004)	1.00	.43	2		.79	.77	.36
Class R-5:
Year ended 9/30/2007	1.00	.045	(.045)	1.00	4.56	15		.45	.42	4.47
Year ended 9/30/2006	1.00	.039	(.039)	1.00	3.96	11		.45	.42	3.98
Year ended 9/30/2005	1.00	.021	(.021)	1.00	2.07	7		.46	.43	2.08
Year ended 9/30/2004	1.00	.006	(.006)	1.00	.55	7		.45	.45	.57
Year ended 9/30/2003	1.00	.008	(.008)	1.00	.75	5		.46	.46	.73

(1) Based on average shares outstanding.
(2) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC.
During some of the years shown, CRMC reduced fees for investment advisory services, paid a portion of the fund's transfer agent fees for certain retirement plan share classes and, due to lower short-term interest rates, agreed to pay a portion of the class-specific fees and expenses for some of the share classes.

(3) Amount less than $1 million.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of The U.S. Treasury Money Fund of America:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The U.S.Treasury Money Fund of America (the "Fund") at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at September 30, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
November 8, 2007

Expense example
unaudited

As a shareholder of the fund, you incur certain ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007, through September 30, 2007).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning account value 4/1/2007	Ending account value 9/30/2007	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,021.61	$2.64	.52%
Class A -- assumed 5% return	1,000.00	1,022.46	2.64	.52
Class R-1 -- actual return	1,000.00	1,016.64	7.58	1.50
Class R-1 -- assumed 5% return	1,000.00	1,017.55	7.59	1.50
Class R-2 -- actual return	1,000.00	1,016.81	7.43	1.47
Class R-2 -- assumed 5% return	1,000.00	1,017.70	7.44	1.47
Class R-3 -- actual return	1,000.00	1,018.93	5.31	1.05
Class R-3 -- assumed 5% return	1,000.00	1,019.80	5.32	1.05
Class R-4 -- actual return	1,000.00	1,020.65	3.60	.71
Class R-4 -- assumed 5% return	1,000.00	1,021.51	3.60	.71
Class R-5 -- actual return	1,000.00	1,022.21	2.08	.41
Class R-5 -- assumed 5% return	1,000.00	1,023.01	2.08	.41

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period (183), and divided by 365 (to reflect the one-half year period).

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2008. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing shareholders with income on their cash reserves while preserving capital and maintaining liquidity. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s short- and long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase and the 10% advisory fee waiver in effect since April 2005. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the fund. They noted that, although the fees paid by those clients generally were lower than those paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the impact of CRMC’s current 10% advisory fee waiver, reflecting benefits that may accrue from growth in assets. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Tax information
                                                                                                                    unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amount for the fund’s fiscal year ended September 30, 2007:

U.S. government income that may be exempt from state taxation	100%

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2008, to determine the calendar year amounts to be included on their 2007 tax returns. Shareholders should consult their tax advisers.

The Tax-Exempt Money Fund of America

Investment portfolio, September 30, 2007

[begin pie chart]
Texas	23.20%
Florida	8.93
Maryland	7.87
South Carolina	4.68
District of Columbia	4.29
Wisconsin	4.25
Arizona	4.14
Nevada	4.12
Massachusetts	3.75
Nebraska	3.45
Other states	30.70
Other assets less liabilities	0.62
[end pie chart]

	Principal	Market
	amount	value
Short-term securities - 99.38%	(000)	(000)

ARIZONA - 4.14%
Salt River Project Agricultural Improvement & Power Dist., TECP:
Series B:
3.63% 10/5/2007	$4,500	$4,500
3.65% 10/10/2007	3,500	3,500
3.67% 10/16/2007	6,475	6,475
3.55% 11/15/2007	3,000	3,000
3.53% 11/20/2007	7,100	7,100
Series C, 3.73% 10/23/2007	1,000	1,000
		25,575

CALIFORNIA - 0.32%
Housing Fin. Agcy., Home Mortgage Rev. Bonds, Series E-2, AMT, 3.87% 2035 (1)	2,000	2,000

COLORADO - 2.44%
General Fund Tax and Rev. Anticipation Notes, Series 2007-A, 4.25% 6/27/2008	15,000	15,094

CONNECTICUT - 0.87%
Health and Educational Facs. Auth. Rev. Bonds, Yale University Issues, Series 2003-X-3, 4.00% 2037 (1)	5,400	5,400

DISTRICT OF COLUMBIA - 4.29%
Multimodal Rev. Bonds (American National Red Cross Issue), Series 2000, TECP:
3.65% 10/10/2007	5,000	5,000
3.68% 10/17/2007	1,500	1,500
3.57% 11/6/2007	4,000	4,000
3.55% 11/15/2007	3,400	3,400
3.60% 11/16/2007	6,000	6,000
Washington Metropolitan Area Transit Auth., Series 2006-A, 3.74% 10/22/2007	6,600	6,600
		26,500

FLORIDA - 8.93%
Hillsborough County, Florida, Capital Improvement Program Notes, Series A, TECP, 3.85% 10/4/2007	10,000	10,000
Indian River County Hospital Dist., Hospital Rev. Bonds, TECP, 3.90% 10/1/2007	1,300	1,300
Jacksonville Electric Auth., Rev. Bonds, Series 2000-B, TECP:
3.80% 10/16/2007	14,000	14,000
3.75% 11/13/2007	1,500	1,500
Local Government Fin. Commission, Pooled Notes, Series 1991-A, TECP:
3.75% 10/9/2007	4,000	4,000
3.57% 11/29/2007	8,000	8,000
3.57% 11/30/2007	8,000	7,999
Municipal Power Agcy., Initial Pooled Loan Project Notes, Series 1995-A, TECP, 3.76% 10/24/2007	8,400	8,400
		55,199

GEORGIA - 1.18%
Dev. Auth. of Burke County, Georgia, Pollution Control Rev. Bonds (Oglethorpe Power Corp. Vogtle Project), AMBAC insured, TECP:
Series 2006-A, 3.78% 10/15/2007	1,400	1,400
Series 2006-B-4, 3.70% 10/2/2007	5,900	5,900
		7,300

IDAHO - 1.63%
Tax Anticipation Notes, Series 2007, 4.50% 6/30/2008	10,000	10,078

INDIANA - 1.62%
Indianapolis Airport Auth., AMT, TECP:
3.67% 10/4/2007	5,000	5,000
3.66% 10/5/2007	5,000	5,000
		10,000

KENTUCKY - 0.58%
Regional Airport Auth. of Louisville and Jefferson County, Special Facs. Rev. Bonds (UPS Worldwide Forwarding, Inc. Project), Series 1999-A, AMT, 4.10% 2029 (1)	3,600	3,600

MARYLAND - 7.87%
Health and Educational Facs. Auth., Commercial Paper Rev. Notes (Johns Hopkins University Issue):
Series A, TECP:
3.71% 10/12/2007	3,000	3,000
3.73% 10/23/2007	6,000	6,000
3.57% 11/5/2007	3,733	3,733
3.57% 11/9/2007	6,000	6,000
3.55% 11/15/2007	2,000	2,000
3.53% 11/20/2007	3,700	3,700
Series 2001-B, 3.60% 11/7/2007	2,000	2,000
Howard County, Consolidated Public Improvement Bond Anticipation Notes, Series 2006-D, TECP:
3.65% 10/2/2007	10,100	10,100
3.64% 10/4/2007	7,000	7,000
3.55% 11/16/2007	4,100	4,100
3.60% 11/16/2007	1,000	1,000
		48,633

MASSACHUSETTS - 3.75%
Health and Educational Facs. Auth., Rev. Notes (Harvard University Issue), Series 2002-EE, TECP, 3.74% 11/13/2007	2,500	2,500
Port Auth., Series 2003-A, TECP, 3.50% 11/26/2007	9,000	9,000
School Building Auth., Series 2006-A, TECP:
3.60% 10/12/2007	6,700	6,700
3.55% 11/5/2007	5,000	5,000
		23,200

MINNESOTA - 2.88%
City of Rochester, Health Care Facs. Rev. Bonds (Mayo Foundation/Mayo Medical Center), TECP:
Series 2000-B:
3.75% 10/9/2007	2,000	2,000
3.75% 10/11/2007	4,500	4,500
Series 2001-A, 3.75% 10/15/2007	3,600	3,600
Regents of the University of Minnesota, Series 2007-B, TECP, 3.65% 10/3/2007	7,710	7,710
		17,810

MISSOURI - 2.45%
Curators of the University of Missouri, Capital Projects Notes, Series FY 2007-2008A, 4.50% 6/30/2008	15,000	15,120

NEBRASKA - 3.45%
Omaha Public Power Dist., TECP:
3.55% 11/15/2007	5,000	5,000
3.55% 11/15/2007	1,800	1,800
3.53% 11/19/2007	14,500	14,500
		21,300

NEVADA - 4.12%
Las Vegas Valley Water Dist., G.O. Limited Tax Water Notes (SNWA Rev. Supported), TECP:
Series 2004-A:
3.80% 10/18/2007	4,600	4,600
3.66% 11/2/2007	5,900	5,900
3.65% 11/8/2007	3,800	3,800
Series 2004-B:
3.67% 10/1/2007	7,300	7,300
3.65% 10/3/2007	3,900	3,900
		25,500

NEW MEXICO - 1.63%
Tax and Rev. Anticipation Notes, Series 2007, 4.50% 6/30/2008	10,000	10,077

NEW YORK - 1.62%
Metropolitan Transportation Auth., Transportation Rev. Bond Anticipation Notes, Series CP-1, Subseries B, TECP, 3.60% 10/15/2007	10,000	10,000

OHIO - 0.19%
Ohio State University, General Receipts Notes, Series 2003-C, TECP, 3.74% 10/5/2007	1,190	1,190

OKLAHOMA - 0.34%
Tulsa County Industrial Auth., Mortgage Rev. Bonds (Montereau in Warren Woods Project), Series 2002-A, 4.05% 2032 (1)	2,100	2,100

PENNSYLVANIA - 3.44%
Delaware County Industrial Dev. Auth., Pollution Control Rev. Ref. Bonds (Exelon Generation Co., LLC Project), Series 2001-A, TECP, 3.55% 11/16/2007	2,300	2,300
Montgomery County Industrial Dev. Auth., Pollution Control Rev. Ref. Bonds, TECP:
Exelon Generation Co., LLC Project:
Series 1994-A, 3.68% 10/11/2007	3,700	3,700
Series 1996-A, 3.67% 10/11/2007	6,000	6,000
PECO Energy Co. Project, Series 1994-A:
3.67% 10/11/2007	1,900	1,900
3.62% 11/8/2007	7,340	7,340
		21,240

RHODE ISLAND - 0.08%
Health and Educational Building Corp., Educational Institution Rev. Bonds (Portsmouth Abbey School Issue), Series 2001, 4.10% 2031 (1)	500	500

SOUTH CAROLINA - 4.68%
Florence County, Solid Waste Disposal and Wastewater Treatment Facs. Rev. Bonds (Roche Carolina Inc. Project), Series 1997, AMT, 4.13% 2028 (1)	2,750	2,750
Public Service Auth. (Santee Cooper), Rev. Notes, Series 1998, TECP:
3.69% 10/1/2007	7,500	7,500
3.71% 10/12/2007	6,100	6,100
3.55% 11/5/2007	1,000	1,000
3.55% 11/6/2007	11,600	11,600
		28,950

TENNESSEE - 3.20%
Health and Educational Facs. Board of the Metropolitan Government of Nashville and Davidson County, Vanderbilt University, Series 2004-A, TECP:
3.67% 10/2/2007	6,000	6,000
3.64% 10/4/2007	8,700	8,700
3.65% 10/10/2007	5,100	5,100
		19,800

TEXAS - 23.20%
City of Austin (Travis and Williamson Counties), Combined Utility Systems, Series A, TECP, 3.65% 10/10/2007	6,300	6,300
City of El Paso, Water and Sewer Notes, Series 1998-A, TECP:
3.70% 10/15/2007	3,000	3,000
3.77% 10/15/2007	5,000	5,000
Gulf Coast Industrial Dev. Auth., Exempt Facs. Industrial Rev. Bonds (BP Global Power Corp. Project), Series 2003, AMT, 4.13% 2038 (1)	1,500	1,500
Harris County, Unlimited Commercial Paper Notes, TECP:
Series C:
3.64% 10/4/2007	1,000	1,000
3.58% 10/25/2007	5,205	5,205
3.69% 10/25/2007	5,000	5,000
3.57% 11/6/2007	3,720	3,720
3.55% 11/15/2007	4,450	4,450
Series D, 3.57% 10/25/2007	4,610	4,610
City of Houston:
G.O. Notes, TECP:
Series D:
3.60% 11/7/2007	7,300	7,300
3.74% 11/14/2007	10,000	10,000
Series E, 3.66% 11/2/2007	2,000	2,000
Hotel Occupancy Tax and Parking Rev. Notes, Series A, TECP, 3.57% 11/13/2007	4,600	4,600
Public Fin. Auth.:
Rev. Notes, Series 2003, TECP:
3.65% 10/2/2007	4,000	4,000
3.64% 10/4/2007	6,000	6,000
3.67% 10/9/2007	3,000	3,000
3.68% 10/17/2007	8,000	8,000
G.O. Notes, Series 2002-A, TECP, 3.75% 11/13/2007	7,300	7,301
City of San Antonio:
Electric and Gas Systems Notes, TECP:
3.68% 10/11/2007	4,000	4,000
3.68% 10/18/2007	4,300	4,300
3.62% 11/8/2007	8,400	8,400
Series A, 3.71% 10/5/2007	8,500	8,500
Water System Notes, Series 2001, TECP, 3.53% 11/20/2007	2,000	2,000
Board of Regents of the Texas A&M University System, Rev. Fncg. System Notes, Series B, TECP:
3.67% 10/9/2007	3,170	3,170
3.80% 10/18/2007	8,635	8,635
Board of Regents of the University of Texas System, Rev. Fncg. System Notes, Series 2002-A, TECP:
3.62% 10/9/2007	3,800	3,800
3.66% 11/2/2007	6,000	6,000
3.75% 11/14/2007	2,600	2,600
		143,391

UTAH - 1.89%
Intermountain Power Agcy., Power Supply Rev. and Ref. Bonds, Series 1997-B-1, TECP:
3.73% 10/23/2007	4,500	4,500
3.57% 11/9/2007	2,200	2,200
3.60% 11/16/2007	4,000	4,000
3.53% 11/20/2007	1,000	1,000
		11,700

VIRGINIA - 2.20%
Metropolitan Washington Airports Auth., Flexible Term PFC Rev. Notes, Series 2005-B, AMT, TECP, 3.75% 10/16/2007	5,700	5,700
Rector and Visitors of the University of Virginia, General Rev. Pledge Notes, University of Virginia Issue, Series 2003-A, TECP:
3.65% 10/3/2007	2,700	2,700
3.67% 10/9/2007	5,200	5,200
		13,600

WASHINGTON - 0.20%
Port of Seattle, Rev. Notes, Series B-1, AMT, TECP, 3.86% 10/19/2007	1,215	1,215

WEST VIRGINIA - 0.47%
Public Energy Auth., Energy Rev. Bonds (Morgantown Energy Associates Project), Series 1989-A, AMT, TECP, 3.57% 11/13/2007	2,900	2,900

WISCONSIN - 4.25%
G.O. Notes, TECP:
Series 2005-A:
3.69% 10/1/2007	2,600	2,600
3.65% 10/3/2007	4,100	4,100
3.65% 10/10/2007	1,400	1,400
3.55% 11/6/2007	4,700	4,700
Series 2006-A, 3.82% 10/3/2007	6,000	6,000
Transportation Rev. Notes, Series 1997-A, TECP:
3.67% 10/1/2007	1,000	1,000
3.64% 10/9/2007	3,000	3,000
3.81% 10/19/2007	3,500	3,500
		26,300

WYOMING - 1.47%
Sweetwater County, Customized Purchase Pollution Control Rev. Ref. Bonds (PacifiCorp Project), Series 1988-A, TECP:
3.67% 10/1/2007	1,000	1,000
3.81% 10/19/2007	8,075	8,075
		9,075

Total investment securities (cost: $614,236,000)		614,347
Other assets less liabilities		3,852

Net assets		$618,199

(1) Coupon rate may change periodically; the date of the next scheduled coupon rate change is considered to be the maturity date.

Key to abbreviations

Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
Certs. of Part. = Certificates of Participation
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue
TECP = Tax-Exempt Commercial Paper

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at September 30, 2007	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market (cost: $614,236)		$614,347
Cash		1,036
Receivables for:
Sales of fund's shares	$3,044
Interest	2,257	5,301
		620,684
Liabilities:
Payables for:
Repurchases of fund's shares	2,068
Dividends on fund's shares	156
Investment advisory services	171
Services provided by affiliates	55
Trustees' deferred compensation	35	2,485
Net assets at September 30, 2007		$618,199

Net assets consist of:
Capital paid in on shares of beneficial interest		$618,156
Distributions in excess of net investment income		(68)
Net unrealized appreciation		111
Net assets at September 30, 2007		$618,199

Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized (618,182 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share

Class A	$580,549	580,533	$1.00
Class R-5	37,650	37,649	1.00

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2007	(dollars in thousands)

Investment income:
Income:
Interest		$18,571

Fees and expenses(*):
Investment advisory services	$1,939
Distribution services	229
Transfer agent services	157
Administrative services	42
Reports to shareholders	19
Registration statement and prospectus	72
Postage, stationery and supplies	33
Trustees' compensation	45
Auditing and legal	52
Custodian	18
State and local taxes	6
Other	26
Total fees and expenses before waivers	2,638
Less waivers of fees and expenses:
Investment advisory services	194
Total fees and expenses after waivers		2,444
Net investment income		16,127

Net unrealized appreciation on investments		77

Net increase in net assets resulting from operations		$16,204

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended September 30
	2007	2006
Operations:
Net investment income	$16,127	$12,202
Net unrealized appreciation on investments	77	70
Net increase in net assets resulting from operations	16,204	12,272

Dividends paid or accrued to shareholders from net investment income		(12,198)

Net capital share transactions	128,621	57,467

Total increase in net assets	128,696	57,541

Net assets:
Beginning of year	489,503	431,962
End of year	$618,199	$489,503

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization– The Tax-Exempt Money Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide income free from federal taxes, while preserving capital and maintaining liquidity, through investments in high-quality municipal securities with effective maturities of one year or less.

The fund offers two share classes consisting of one retail share class (Class A) and one retirement plan share class (R-5). Each share class is sold without any sales charges and does not carry any conversion rights.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies– The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Net asset value– The fund values its shares in accordance with Securities and Exchange Commission ("SEC") rules, using the penny-rounding method, which permits the fund to maintain a constant net asset value of $1.00 per share.

Security valuation– Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income– Security transactions are recorded by the fund as of the date the trades are executed with brokers. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the two share classes based on the relative value of their settled shares. Unrealized gains and losses are allocated daily among the two share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends to shareholders– Dividends paid to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly.

2.	Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net income each year. The fund is not subject to income taxes to the extent taxable income is distributed. Generally, income earned by the fund is exempt from federal income taxes.

The fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the fund.

As of and during the period ended September 30, 2007, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2003 and by state tax authorities for tax years before 2002.

Distributions– Distributions paid to shareholders are based on net investment income determined on a tax basis, which may differ from net investment income for financial reporting purposes. As of September 30, 2007, there were no material differences between book and tax reporting. The fiscal year in which amounts are distributed may differ from the year in which the net investment income is recorded by the fund for financial reporting purposes.

During the year ended September 30, 2007, the fund reclassified $18,000 from capital paid in on shares of beneficial interest to distributions in excess of net investment income to align financial reporting with tax reporting.

As of September 30, 2007, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

		(dollars in thousands)
Undistributed tax-exempt income		$194
Short-term loss carryforwards*:
Expiring 2008	$(39)
Expiring 2009	(27)
Expiring 2010	(2)
Expiring 2011	(3)	(71)
Gross unrealized appreciation on investment securities		114
Gross unrealized depreciation on investment securities		(3)
Net unrealized appreciation on investment securities		111
Cost of investment securities		614,236

*Reflects the expiration of short-term loss carryforwards of $18,000. The short-term loss carryforwards will be used to offset any short-term gains realized by the fund in future years through the expiration dates. The fund will not make distributions from short-term gains while short-term loss carryforwards remain.

Tax-exempt income distributions paid or accrued to shareholders were as follows (dollars in thousands):

Share class	Year ended September 30, 2007	Year ended September 30, 2006
Class A	$15,074	$11,326
Class R-5	1,055	872
Total	$16,129	$12,198

3.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, SM Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services– The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.390% on the first $200 million of daily net assets and decreasing to 0.290% on such assets in excess of $1.2 billion. CRMC is currently waiving 10% of investment advisory services fees. During the year ended September 30, 2007, total investment advisory services fees waived by CRMC were $194,000. As a result, the fee shown on the accompanying financial statements of $1,939,000, which was equivalent to an annualized rate of 0.378%, was reduced to $1,745,000, or 0.340% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for Class A shares. Under the plan, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plan provides for payments, based on an annualized percentage of average daily net assets, of up to 0.15%. This class may use a portion of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services.

Transfer agent services– The fund has a transfer agent agreement with AFS for Class A. Under this agreement, this share class compensates AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to Class R-5 from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for Class R-5. This share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

Trustees’ deferred compensation– Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund. These amounts represent general, unsecured liabilities of the fund and vary according to the total return of the fund. Trustees’ compensation on the accompanying financial statements includes the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

4. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2007
Class A	$630,475	630,475	$13,895	13,895	$(523,490)	(523,490)	$120,880	120,880
Class R-5	187,374	187,374	532	532	(180,165)	(180,165)	7,741	7,741
Total net increase
(decrease)	$817,849	817,849	$14,427	14,427	$(703,655)	(703,655)	$128,621	128,621

Year ended September 30, 2006
Class A	$533,241	533,241	$10,499	10,499	$(488,773)	(488,773)	$54,967	54,967
Class R-5	118,671	118,671	453	453	(116,624)	(116,624)	2,500	2,500
Total net increase
(decrease)	$651,912	651,912	$10,952	10,952	$(605,397)	(605,397)	$57,467	57,467

(*) Includes exchanges between share classes of the fund.

Financial highlights

	Net asset value, beginning of year	Net investment income (1)	Dividends from net investment income	Net asset value, end of year	Total return (2)	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers (2)	Ratio of net income to average net assets (2)

Class A:
Year ended 9/30/2007	$1.00	$.031	$(.031)	$1.00	3.19%	$580	.51%	.47%	3.14%
Year ended 9/30/2006	1.00	.027	(.027)	1.00	2.76	460	.52	.48	2.73
Year ended 9/30/2005	1.00	.016	(.016)	1.00	1.63	405	.53	.50	1.61
Year ended 9/30/2004	1.00	.005	(.005)	1.00	.49	418	.53	.53	.49
Year ended 9/30/2003	1.00	.006	(.006)	1.00	.57	353	.55	.55	.57
Class R-5:
Year ended 9/30/2007	1.00	.031	(.031)	1.00	3.15	38	.55	.52	3.09
Year ended 9/30/2006	1.00	.027	(.027)	1.00	2.72	30	.56	.52	2.69
Year ended 9/30/2005	1.00	.016	(.016)	1.00	1.59	27	.56	.53	1.63
Year ended 9/30/2004	1.00	.005	(.005)	1.00	.45	21	.57	.57	.47
Year ended 9/30/2003	1.00	.005	(.005)	1.00	.54	10	.58	.58	.55

(1) Based on average shares outstanding.
(2) This column reflects the impact, if any, of certain waivers from CRMC. During some of the years shown, CRMC reduced fees for investment advisory services.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of The Tax-Exempt Money Fund of America:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Tax-Exempt Money Fund of America (the "Fund") at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at September 30, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
November 8, 2007

Expense example
unaudited

As a shareholder of the fund, you incur certain ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007, through September 30, 2007).

Actual expenses:

The first line of each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning account value 4/1/2007	Ending account value 9/30/2007	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,016.23	$2.33	.46%
Class A -- assumed 5% return	1,000.00	1,022.76	2.33	.46
Class R-5 -- actual return	1,000.00	1,016.03	2.53	.50
Class R-5 -- assumed 5% return	1,000.00	1,022.56	2.54	.50

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period (183), and divided by 365 (to reflect the one-half year period).

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2008. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing shareholders with income on their cash reserves while preserving capital and maintaining liquidity. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s short- and long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase and the 10% advisory fee waiver in effect since April 2005. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the fund. They noted that, although the fees paid by those clients generally were lower than those paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the impact of CRMC’s current 10% advisory fee waiver, reflecting benefits that may accrue from growth in assets. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Tax information
                                                                                                                       unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amount for the fund’s fiscal year ended September 30, 2007:

Exempt interest dividends	100%

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2008, to determine the calendar year amounts to be included on their 2007 tax returns. Shareholders should consult their tax advisers.

Board of trustees and other officers

“Independent” trustees

	Year first
	elected
	a trustee
Name and age	of the funds[1]	Principal occupation(s) during past five years

Ambassador	1999	Corporate director and author; former U.S.
Richard G. Capen, Jr., 73		Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc. (communications company); former Chairman and Publisher, The Miami Herald

H. Frederick Christie, 74	CMTA 1976	Private investor; former President and CEO,
	CTRS 1991	The Mission Group (non-utility holding company,
	CTEX 1989	subsidiary of Southern California Edison Company)

James G. Ellis, 60	CMTA 2006	Vice Provost, Globalization, University of Southern
	CTRS 2006	California; Dean and Professor, Marshall School of Business, University of Southern California

Martin Fenton, 72	CMTA 1989	Chairman of the Board, Senior Resource
Chairman of the Boards	CTRS 1991	Group LLC (development and management of
(Independent and	CTEX 1989	senior living communities)
Non-Executive)

Leonard R. Fuller, 61	CMTA 1994	President and CEO, Fuller Consulting (financial
	CTRS 1994	management consulting firm)
	CTEX 1995

R. Clark Hooper, 61	2005	Private investor; former President, Dumbarton Group LLC (securities industry consulting); former Executive Vice President — Policy and Oversight, NASD

Richard G. Newman, 73	1991	Chairman of the Board, AECOM Technology Corporation (engineering, consulting and professional
		technical services)

Frank M. Sanchez, 64	1999	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)

Steadman Upham, Ph.D., 58	CMTA 2007	President and Professor of Anthropology,
	CTRS 2007	The University of Tulsa; former President and Professor of Archaeology, Claremont Graduate University

“Independent” trustees

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	trustee	Other directorships[3] held by trustee

Ambassador	15	Carnival Corporation
Richard G. Capen, Jr., 73

H. Frederick Christie, 74	21	AECOM Technology Corporation; Ducommun Incorporated; IHOP Corporation; Southwest Water Company

James G. Ellis, 60	12	Genius Products; Professional Business Bank

Martin Fenton, 72	18	None
Chairman of the Boards
(Independent and
Non-Executive)

Leonard R. Fuller, 61	16	None

R. Clark Hooper, 61	18	JPMorgan Value Opportunities Fund; The Swiss Helvetia Fund Inc.

Richard G. Newman, 73	14	Sempra Energy; Southwest Water Company

Frank M. Sanchez, 64	13	None

Steadman Upham, Ph.D., 58	14	None

Diane C. Creel resigned from the board in September 2007. The trustees thank Ms. Creel for her service and dedication to the fund.

“Interested” trustees[4]

Year first
elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with funds	the funds¹	underwriter of the funds

Paul G. Haaga, Jr., 58	CMTA 1985	Vice Chairman of the Board, Capital Research and
Vice Chairman of the Boards	CTRS 1990	Management Company; Senior Vice President —
	CTEX 1992	Fixed Income, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

Abner D. Goldstine, 77	CMTA 1976	Senior Vice President — Fixed Income, Capital
President	CTRS 1991	Research and Management Company; Director,
	CTEX 1989	Capital Research and Management Company

“Interested” trustees[4]

Number of
portfolios in
fund complex[2]
Name, age and	overseen
position with funds	by trustee	Other directorships[3] held by trustee

Paul G. Haaga, Jr., 58	14	None
Vice Chairman of the Boards

Abner D. Goldstine, 77	13	None
President

CMTA    The Cash Management Trust of America
CTRS   The U.S. Treasury Money Fund of America
CTEX   The Tax-Exempt Money Fund of America

The statement of additional information includes additional information about the funds’ trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all trustees and officers of the funds is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Please see page 52 for footnotes.

Other officers

	Year first
	elected an	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with funds	the funds¹	underwriter of the funds

Teresa S. Cook, 55	1991	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research and Management Company
CMTA and CTRS only

Neil L. Langberg, 54	1989	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research and Management Company
CTEX only

Kristine M. Nishiyama, 37	2003	Vice President and Senior Counsel — Fund Business
Vice President		Management Group, Capital Research and Management Company; Vice President and Counsel — Capital Bank and Trust Company[5]

Karen F. Hall, 42	1999	Vice President — Fixed Income,
Assistant Vice President		Capital Research and Management Company
CMTA and CTRS only

Kimberly S. Verdick, 43	1994	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Ari M. Vinocor, 33	2005	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Courtney R. Taylor, 32	2006	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and Management Company

Sharon G. Moseley, 39	2007	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

[1] Trustees and officers of the funds serve until their resignation, removal or retirement.
[2] Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3] This includes all directorships (other than those in the American Funds) that are held by each trustee as a director of a public company or a registered investment company.
[4]“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the funds’ investment adviser, Capital Research and Management Company, or affiliated entities (including the funds’ principal underwriter).

[5] Company affiliated with Capital Research and Management Company.

Offices of the funds and of the
investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

Independent registered public
accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the funds’ prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The funds file their proxy voting records with the SEC for the 12 months ended June 30 by August 31. The reports also are available on the SEC and American Funds websites.

The Cash Management Trust of America, The U.S. Treasury Money Fund of America and The Tax-Exempt Money Fund of America file a complete list of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of The Cash Management Trust of America, The U.S. Treasury Money Fund of America and The Tax-Exempt Money Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the funds. If used as sales material after December 31, 2007, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For 75 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 40 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique method of portfolio management, developed nearly 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 24 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

•A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market funds
>	The Cash Management Trust of America®
>	The Tax-Exempt Money Fund of AmericaSM
>	The U.S. Treasury Money Fund of AmericaSM

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds     Capital Research and Management     Capital International     Capital Guardian     Capital Bank and Trust

Lit. No. MFGEAR-960-1107P

Litho in USA AGD/LPT/8063-S10041

Printed on recycled paper

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that H. Frederick Christie, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2006	$49,000
2007	$51,000

b) Audit-Related Fees:
2006	None
2007	None

c) Tax Fees:
2006	$6,000
2007	$6,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.
d) All Other Fees:
2006	None
2007	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2006	None
2007	None

c) Tax Fees:
2006	$5,000
2007	$7,000
The tax fees consist of consulting services relating to the registrant’s investments.
d) All Other Fees:
2006	None
2007	None

The Registrant’s audit committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent registered public accounting firm’s independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $21,000 for fiscal year 2006 and $13,000 for fiscal year 2007. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CASH MANAGEMENT TRUST OF AMERICA

By /s/ Abner D. Goldstine
Abner D. Goldstine, President and Principal Executive Officer

Date: December 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Abner D. Goldstine
Abner D. Goldstine, President and Principal Executive Officer

Date: December 7, 2007

By /s/ Ari M. Vinocor
Ari M. Vinocor, Treasurer and Principal Financial Officer

Date: December 7, 2007